INDEPENDENCE ONE MUTUAL FUNDS
Independence One Prime Money Market Fund
Independence One U.S. Treasury Money Market Fund
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Supplement to the Prospectus dated June 30, 2001


     Please note the following changes to the procedures described in the Fund's prospectus under the headings "WHAT DO SHARES COST?", "HOW TO PURCHASE SHARES," and "HOW TO REDEEM AND EXCHANGE SHARES."

     Beginning September 13, 2001, shareholders of the Fund may purchase and redeem shares on a limited basis on each weekday until the New York Stock Exchange ("NYSE") reopens, subject to the terms of the prospectus, except as modified below:

o Redemption orders received by 11:00 a.m. (Eastern time) will be paid on the same day, but will not include that day's dividend.

o Redemption orders received after 11:00 a.m. (Eastern time) will receive that day's dividend and the redemption proceeds will be paid on the following business day.

o Purchase orders received by 11:00 a.m. (Eastern time) will receive that day's dividend if the Fund receives the purchase price before 11:00 a.m. (Eastern time).

o During this period, the Fund will price its shares each weekday at 11:00 a.m., 12:00 Noon and 1:00 p.m. (Eastern time).

o Requests to exchange out of the Fund will not be processed during this period.

     Other terms for purchasing and redeeming shares remain as stated in the Funds' prospectus.

     Once the NYSE reopens, the terms set forth in this supplement will expire and shares of the Funds may be purchased, redeemed and exchanged at the times stated in their current prospectus.

                                                              September 13, 2001

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Federated Securities Corp., Distributor